IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                             NOTES TO ILLUSTRATIONS

THE FOLLOWING ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, AND CASH SURRENDER VALUES ARE DESIGNED TO SHOW YOU HOW THE PERFORMANCE OF THE INVESTMENT FUNDS AVAILABLE WITH IL PROTECTOR COULD AFFECT THE CASH SURRENDER VALUE AND DEATH BENEFIT. THE ILLUSTRATION MAY ALSO HELP YOU COMPARE IL PROTECTOR TO OTHER VARIABLE LIFE INSURANCE ILLUSTRATIONS. THESE ILLUSTRATIONS USE HYPOTHETICAL INVESTMENT RETURN ASSUMPTIONS, AND ARE NOT INTENDED AS ESTIMATES OF FUTURE PERFORMANCE OF ANY INVESTMENT FUND. YOU MAY REQUEST AN ILLUSTRATION THAT ASSUMES A HYPOTHETICAL INVESTMENT RETURN RANGING FROM 6.01% TO 12.00%. THE EQUITABLE IS NOT ABLE TO PREDICT THE FUTURE PERFORMANCE OF THE INVESTMENT FUNDS.

ILLUSTRATIONS BASED ON ASSUMED CONSTANT RATES OF RETURN DO NOT SHOW THE FLUCTUATIONS IN THE DEATH BENEFIT, POLICY ACCOUNT VALUE, AND CASH SURRENDER VALUE THAT CAN OCCUR WITH AN ACTUAL POLICY. SINCE THE VALUES OF THE INVESTMENT FUNDS VARY UP AND DOWN, VARIABLE LIFE INSURANCE BENEFITS WILL ALSO VARY.

                                   ASSUMPTIONS

THE ILLUSTRATION ASSUMES THAT THE AMOUNTS THAT YOU ALLOCATE TO THE INVESTMENT FUNDS EXPERIENCE HYPOTHETICAL GROSS RATES OF INVESTMENT RETURN EQUIVALENT TO 0.00%, 6.00%, AND A SPECIFIED RATE OF 10.00%.

PREMIUMS ARE ASSUMED TO BE PAID AT THE BEGINNING OF THE PAYMENT PERIOD. POLICY VALUES, DEATH BENEFITS, AND AGES SHOWN ARE AS OF THE END OF THE POLICY YEAR AND REFLECT THE EFFECT OF ALL LOANS AND WITHDRAWALS. THE DEATH BENEFIT, POLICY ACCOUNT, AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS, FREQUENCIES, OR NOT ON THE DUE DATE. PREMIUMS LESS THE FOLLOWING DEDUCTIONS ARE ADDED TO THE POLICY ACCOUNT: 1) A CHARGE FOR TAXES BASED ON THE ILLUSTRATED INSURED'S STATE OF RESIDENCE, AND 2)A PREMIUM SALES CHARGE EQUAL TO 6% OF PREMIUMS PAID. AN ADMINISTRATIVE CHARGE IS DEDUCTED FROM THE POLICY ACCOUNT DURING THE FIRST POLICY YEAR EQUAL TO $25 PER MONTH. DURING SUBSEQUENT YEARS, THE MONTHLY ADMINISTRATIVE CHARGE IS EQUAL TO $6, SUBJECT TO $10 PER MONTH MAXIMUM

'ASSUMING CURRENT CHARGES': THIS ILLUSTRATION IS BASED UPON THE 'CURRENT CHARGES' AS DECLARED BY THE EQUITABLE LIFE ASSURANCE SOCIETY'S BOARD OF DIRECTORS, AND APPLY TO POLICIES ISSUED AS OF THE PREPARATION DATE SHOWN. 'CURRENT CHARGES' ARE NOT GUARANTEED AND MAY BE CHANGED AT THE DISCRETION OF THE BOARD OF DIRECTORS. THE CURRENT COST OF INSURANCE CHARGE IN YEAR 10 AND LATER IS REDUCED BY A PERCENTAGE OF THE UNLOANED POLICY ACCOUNT VALUE.

'BLENDED CHARGES' ARE BASED UPON A BLEND OF THE CURRENT AND THE GUARANTEED MAXIMUM MORTALITY CHARGES, ALL OTHER CURRENT CHARGES, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN INDICATED.

'ASSUMING GUARANTEED CHARGES': THIS ILLUSTRATION USES THE GUARANTEED MAXIMUM MORTALITY CHARGES, ADMINISTRATIVE CHARGES, CHARGES FOR MORTALITY AND EXPENSE RISK, SALES CHARGE, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN. IT DOES NOT INCLUDE CHARGES FOR RIDER BENEFITS UNLESS OTHERWISE INDICATED.

'NET LOANS/REPAYM'TS/WITHDRAWALS'COLUMNS REFLECT ANY LOANS, LOAN REPAYMENTS, AND/OR PARTIAL WITHDRAWALS THAT HAVE BEEN REQUESTED.

'NET RATES OF RETURN' (SHOWN IN PARENTHESES) TAKE INTO CONSIDERATION AN ASSUMED DAILY CHARGE TO THE SEPARATE ACCOUNT EQUIVALENT TO AN ANNUAL CHARGE OF.66% FOR INVESTMENT ADVISORY SERVICES (MANAGEMENT FEE), .11% FOR OTHER ESTIMATED TRUST EXPENSES (INCLUDING 12B-1 FEES, WHERE APPLICABLE), PLUS THE DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS. THE ACTUAL CHARGE FOR ADVISORY SERVICES VARIES WITH THE INVESTMENT FUND SELECTED, AND CURRENTLY RANGES FROM .25% TO 1.15%. THE CHARGE FOR MORTALITY AND EXPENSE RISKS IS A GUARANTEED ANNUAL CHARGE OF.80%. THE ILLUSTRATION ALSO REFLECTS THAT NO CHARGE IS CURRENTLY MADE TO SEPARATE ACCOUNT FP FOR FEDERAL INCOME TAXES

                            IMPORTANT TAX INFORMATION

CERTAIN LEVELS OF PREMIUM PAYMENTS INTO ANY LIFE INSURANCE POLICY, AS WELL AS CERTAIN POLICY CHANGES, MAY CAUSE YOUR POLICY TO BE CLASSIFIED AS A 'MODIFIED ENDOWMENT CONTRACT', OR MEC. A MEC CLASSIFICATION AFFECTS THE TAX STATUS OF ANY DISTRIBUTIONS TAKEN FROM THE POLICY. DISTRIBUTIONS TAKEN FROM A MEC POLICY (LOANS OR PARTIAL WITHDRAWALS) WILL FIRST BE TAXED AS ORDINARY INCOME (ON THE GAIN PORTION ONLY). IF THE POLICY OWNER IS UNDER AGE 59-1/2, A 10% PENALTY TAX WILL ALSO BE IMPOSED BY THE IRS ON THE TAXABLE AMOUNT RECEIVED.

BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED HERE IS NOT A
                       MODIFIED ENDOWMENT CONTRACT (MEC).

EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 6 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]



                  ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND PREMIUMS

                                                   FOR: SEC SAMPLE

                                             ASSUMING GUARANTEED CHARGES



                                       ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                              0.00% (-1.57% NET)            6.00% (4.34% NET)            10.00% (8.28% NET)
     END  A               NET LOANS/    NET        NET      NET       NET       NET       NET       NET       NET       NET
     OF   G   ANNUALIZED  REPAYM'TS/    POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH
     YR   E    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT

      1  41     2,000             0     1,177       768   150,000     1,265       857   150,000     1,324       916   150,000
      2  42     2,000             0     2,490     2,021   150,000     2,745     2,277   150,000     2,922     2,453   150,000
      3  43     2,000             0     3,760     3,231   150,000     4,267     3,738   150,000     4,628     4,100   150,000
      4  44     2,000             0     4,983     4,394   150,000     5,827     5,239   150,000     6,450     5,861   150,000
      5  45     2,000             0     6,160     5,512   150,000     7,430     6,782   150,000     8,397     7,748   150,000

      6  46     2,000             0     7,287     6,579   150,000     9,071     8,363   150,000    10,475     9,766   150,000
      7  47     2,000             0     8,363     7,594   150,000    10,750     9,982   150,000    12,693    11,925   150,000
      8  48     2,000             0     9,385     8,556   150,000    12,468    11,640   150,000    15,063    14,234   150,000
      9  49     2,000             0    10,352     9,463   150,000    14,225    13,336   150,000    17,596    16,707   150,000
     I0  50     2,000             0    11,259    10,347   150,000    16,017    I5,I04   150,000    20,302    19,390   150,000

     11  51     2,000             0    12,105    11,375   150,000    17,844    17,114   150,000    23,195    22,465   150,000
     12  52     2,000             0    12,882    12,335   150,000    19,700    19,153   150,000    26,286    25,739   150,000
     13  53     2,000             0    13,582    13,217   150,000    21,581    21,216   150,000    29,586    29,221   150,000
     I4  54     2,000             0    14,199    14,016   150,000    23,481    23,298   150,000    33,110    32,927   150,000
     I5  55     2,000             0    14,720    14,720   150,000    25,390    25,390   150,000    36,870    36,870   150,000

     16  56     2,000             0    15,139    15,139   150,000    27,304    27,304   150,000    40,885    40,885   150,000
     17  57     2,000             0    15,446    15,446   150,000    29,215    29,215   150,000    45,177    45,177   150,000
     18  58     2,000             0    15,635    15,635   150,000    31,121    31,121   150,000    49,771    49,771   150,000
     19  59     2,000             0    15,698    15,698   150,000    33,015    33,015   150,000    54,697    54,697   150,000
     20  60     2,000             0    15,620    15,620   150,000    34,886    34,886   150,000    59,985    59,985   150,000

     21  61     2,000             0    15,385    15,385   150,000    36,724    36,724   150,000    65,670    65,670   150,000
     22  62     2,000             0    14,976    14,976   150,000    38,516    38,516   150,000    71,793    71,793   150,000
     23  63     2,000             0    14,366    14,366   150,000    40,242    40,242   150,000    78,399    78,399   150,000
     24  64     2,000             0    13,525    13,525   150,000    41,880    41,880   150,000    85,543    85,543   150,000
     25  65     2,000             0    12,419    12,419   150,000    43,405    43,405   150,000    93,289    93,289   150,000

     26  66     2,000             0    11,014    11,014   150,000    44,795    44,795   150,000   101,722   101,722   150,000
     27  67     2,000             0     9,279     9,279   150,000    46,028    46,028   150,000   110,944   110,944   150,000
     28  68     2,000             0     7,175     7,175   150,000    47,078    47,078   150,000   121,078   121,075   150,000
   W 29  69     2,000             0     4,662     4,662   150,000    47,919    47,919   150,000   132,253   132,253   154,736
     30  70     2,000             0     1,681     1,681   150,000    48,511    48,511   150,000   144,331   144,331   167,424



 BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
  INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 31.

 BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
  INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 42.

    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                       CLEARLY IDENTIFIED AS GUARANTEED.


EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 7 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                   ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND PREMIUMS

                                                   FOR: SEC SAMPLE

                                             ASSUMING GUARANTEED CHARGES



                                       ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                              0.00% (-1.57% NET)            6.00% (4.34% NET)            10.00% (8.28% NET)
     END  A               NET LOANS/    NET        NET      NET       NET       NET       NET       NET       NET       NET
     OF   G   ANNUALIZED  REPAYMT'S/   POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH
     YR   E    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT

  T  31  71       2,000           0                                 48,800    48,800    150,000   157,313    157,313    180,910
     32  72       2,000           0                                 48,650    48,650    150,000   171,318    171,318    193,589
     33  73       2,000           0                                 48,090    48,090    150,000   186,474    186,474    206,986
     34  74       2,000           0                                 46,941    46,941    150,000   202,890    202,890    221,150
     35  75       2,000           0                                 45,064    45,064    150,000   220,713    220,713    236,163

     36  76       2,000           0                                 42,313    42,313    150,000   240,125    240,125    252,131
     37  77       2,000           0                                 38,508    38,508    150,000   260,993    260,993    274,042
     38  78       2,000           0                                 33,427    33,427    150,000   283,413    283,413    297,584
     39  79       2,000           0                                 26,798    26,798    150,000   307,487    307,487    322,862
     40  80       2,000           0                                 18,247    18,247    150,000   333,317    333,317    349,983

     41  81       2,000           0                                  7,244     7,244    150,000   361,005    361,005    379,055
  T  42  82       2,000           0                                                               390,647    390,647    410,180
     43  83       2,000           0                                                               422,337    422,337    443,454
     44  84       2,000           0                                                               456,158    456,158    478,966
     45  85       2,000           0                                                               492,194    492,194    516,804
     46  86       2,000           0                                                               530,531    530,531    557,057
     47  87       2,000           0                                                               571,254    571,254    599,817
     48  88       2,000           0                                                               614,452    614,452    645,174
     49  89       2,000           0                                                               660,214    660,214    693,225
     50  90       2,000           0                                                               708,622    708,622    744,053

     51  91       2,000           0                                                               759,737    759,737    797,724
     52  92       2,000           0                                                               813,599    813,599    854,279
     53  93       2,000           0                                                               870,196    870,196    913,706
     54  94       2,000           0                                                               929,440    929,440    975,912
     55  95       2,000           0                                                               990,972    990,972  1,040,521

     56  96       2,000           0                                                             1,053,900  1,053,900  1,106,595
     57  97       2,000           0                                                             1,121,450  1,121,450  1,166,308
     58  98       2,000           0                                                             1,193,123  1,193,123  1,228,917
     59  99       2,000           0                                                             1,268,121  1,268,121  1,293,483
     60 100       2,000           0                                                             1,361,280  1,361,280  1,374,893






 BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
  INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 31. BASED ON THE ASSUMPTION OF GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
  INVESTMENT RETURN OF 6.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 42.


    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                       CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 8 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                   ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND PREMIUMS

                                                   FOR: SEC SAMPLE

                                             ASSUMING GUARANTEED CHARGES



                                       ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                              0.00% (-1.57% NET)            6.00% (4.34% NET)            10.00% (8.28% NET)
     END  A               NET LOANS/    NET        NET      NET       NET       NET       NET       NET       NET       NET
     OF   G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH
     YR   E    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT

      1   41     2,000            0     1,182       774   150,000     1,271       863   150,000     1,330       922   150,000
      2   42     2,000            0     2,553     2,085   150,000     2,811     2,343   150,000     2,989     2,521   150,000
      3   43     2,000            0     3,880     3,352   150,000     4,395     3,867   150,000     4,763     4,234   150,000
      4   44     2,000            0     5,162     4,574   150,000     6,025     5,436   150,000     6,659     6,071   150,000
      5   45     2,000            0     6,396     5,748   150,000     7,697     7,049   150,000     8,686     8,038   150,000

      6   46     2,000            0     7,583     6,874   150,000     9,414     8,706   150,000    10,854    10,146   150,000
      7   47     2,000            0     8,715     7,946   150,000    11,172    10,404   150,000    13,168    12,400   150,000
      8   48     2,000            0     9,791     8,963   150,000    12,970    12,142   150,000    15,641    14,813   150,000
      9   49     2,000            0    10,827     9,939   150,000    14,826    13,938   150,000    18,301    17,413   150,000
     10   50     2,000            0    11,829    10,916   150,000    16,750    15,837   150,000    21,175    20,262   150,000

     11   51     2,000            0    12,789    12,059   150,000    18,738    18,008   150,000    24,273    23,543   150,000
     12   52     2,000            0    13,710    13,163   150,000    20,796    20,248   150,000    27,621    27,073   150,000
     13   53     2,000            0    14,589    14,224   150,000    22,923    22,558   150,000    31,237    30,872   150,000
     14   54     2,000            0    15,426    15,244   150,000    25,127    24,944   150,000    35,148    34,966   150,000
     15   55     2,000            0    16,205    16,205   150,000    27,393    27,393   150,000    39,368    39,368   150,000

     16   56     2,000            0    16,902    16,902   150,000    29,707    29,707   150,000    43,912    43,912   150,000
     17   57     2,000            0    17,513    17,513   150,000    32,067    32,067   150,000    48,807    48,807   150,000
     18   58     2,000            0    18,029    18,029   150,000    34,471    34,471   150,000    54,087    54,087   150,000
     19   59     2,000            0    18,503    18,503   150,000    36,970    36,970   150,000    59,833    59,833   150,000
     20   60     2,000            0    18,937    18,937   150,000    39,576    39,576   150,000    66,102    66,102   150,000

     21   61     2,000            0    19,337    19,337   150,000    42,308    42,308   150,000    72,968    72,968   150,000
     22   62     2,000            0    19,646    19,646   150,000    45,142    45,142   150,000    80,499    80,499   150,000
     23   63     2,000            0    19,858    19,858   150,000    48,094    48,094   150,000    88,791    88,791   150,000
     24   64     2,000            0    19,955    19,955   150,000    51,162    51,162   150,000    97,938    97,938   150,000
     25   65     2,000            0    19,923    19,923   150,000    54,356    54,356   150,000   108,057   108,057   150,000

     26   66     2,000            0    19,725    19,725   150,000    57,628    57,628   150,000   119,175   119,175   150,000
  W  27   67     2,000            0    19,332    19,332   150,000    60,973    60,973   150,000   131,399   131,399   156,365
     28   68     2,000            0    18,717    18,717   150,000    64,390    64,390   150,000   144,690   144,690   170,734
     29   69     2,000            0    17,852    17,852   150,000    67,878    67,878   150,000   159,107   159,107   186,155
     30   70     2,000            0    16,698    16,698   150,000    71,435    71,435   150,000   174,742   174,742   202,701




   BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY
    PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                       CLEARLY IDENTIFIED AS GUARANTEED.

EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 9 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                   ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES, AND PREMIUMS

                                                   FOR: SEC SAMPLE

                                             ASSUMING GUARANTEED CHARGES



                                       ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                                       ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                                              0.00% (-1.57% NET)            6.00% (4.34% NET)            10.00% (8.28% NET)
     END  A               NET LOANS/    NET        NET      NET       NET       NET       NET       NET       NET       NET
     OF   G   ANNUALIZED  REPAYM'TS/   POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH     POLICY   CASH SURR  DEATH
     YR   E    PREMIUMS   WITHDRAWLS   ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT    ACCOUNT   VALUE    BENEFIT

     31   71    2,000           0      15,245    15,245   150,000     75,081   75,081   150,000     191,703    191,703   220,459
     32   72    2,000           0      13,443    13,443   150,000     78,818   78,818   150,000     210,154    210,154   237,475
     33   73    2,000           0      11,204    11,204   150,000     82,632   82,632   150,000     230,239    230,239   255,565
     34   74    2,000           0       8,496     8,496   150,000     86,548   86,548   150,000     252,133    252,133   274,825
     35   75    2,000           0       5,248     5,248   150,000     90,582   90,582   150,000     276,036    276,036   295,358

     36   76    2,000           0       1,314     1,314   150,000     94,726   94,726   150,000     302,171    302,171   317,279
  T  37   77    2,000           0                                     99,007   99,007   150,000     330,524    330,524   347,051
     38   78    2,000           0                                    103,454  103,454   150,000     361,269    361,269   379,332
     39   79    2,000           0                                    108,108  108,108   150,000     394,587    394,587   414,316
     40   80    2,000           0                                    113,020  113,020   150,000     430,671    430,671   452,205
     41   81    2,000           0                                    118,263  118,263   150,000     469,725    469,725   493,212
     42   82    2,000           0                                    123,936  123,936   150,000     511,968    511,968   537,567
     43   83    2,000           0                                    130,165  130,165   150,000     557,625    557,625   585,507
     44   84    2,000           0                                    137,118  137,118   150,000     606,934    606,934   637,281
  W  45   85    2,000           0                                    144,989  144,989   152,238     660,141    660,141   693,148

     46   86    2,000           0                                    153,331  153,331   160,997     717,654    717,654   753,537
     47   87    2,000           0                                    161,969  161,969   170,067     779,637    779,637   818,619
     48   88    2,000           0                                    170,903  170,903   179,448     846,379    846,379   888,698
     49   89    2,000           0                                    180,133  180,133   189,139     918,187    918,187   964,096
     50   90    2,000           0                                    189,658  189,658   199,141     995,380    995,380 1,045,149

     51   91    2,000           0                                    199,477  199,477   209,451   1,078,297  1,078,297 1,132,212
     52   92    2,000           0                                    209,590  209,590   220,069   1,167,298  1,167,298 1,225,663
     53   93    2,000           0                                    219,995  219,995   230,995   1,262,759  1,262,759 1,325,897
     54   94    2,000           0                                    230,691  230,691   242,226   1,365,073  1,365,073 1,433,326
     55   95    2,000           0                                    241,675  241,675   253,759   1,474,652  1,474,652 1,548,384

     56   96    2,000           0                                    252,944  252,944   265,591   1,591,927  1,591,927 1,671,524
     57   97    2,000           0                                    265,092  265,092   275,695   1,721,231  1,721,231 1,790,080
     58   98    2,000           0                                    278,262  278,262   286,610   1,864,414  1,864,414 1,920,346
     59   99    2,000           0                                    292,619  292,619   298,471   2,023,665  2,023,665 2,064,138
     60  100    2,000           0                                    307,313  307,313   310,386   2,194,154  2,194,154 2,216,096





   BASED ON THE ASSUMPTION OF CURRENT CHARGES AND A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00%, THE POLICY TERMINATES WITHOUT VALUE IN YEAR 37.

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER
IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
  BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT IL PROTECTOR INCLUDING
   CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED UNLESS THEY ARE
                        CLEARLY IDENTIFIED AS GUARANTEED.



EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 10 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]






                            APPLICABLE FOOTNOTES PAGE


                            PREPARED FOR: SEC Sample

<
    FOOTNOTES  ARE  ILLUSTRATED  IN ORDER OF  OCCURRENCE  FOR EACH YEAR THEY ARE
    APPLICABLE:
    ----------------------------------------------------------------------------

            Assuming Current Charges              Assuming Guaranteed Charges
           --------------------------             --------------------------
          Year 27 - Footnote(s): W.               Year 29 - Footnote(s): W.
          Year 37 - Footnote(s)  T.               Year 31 - Footnote(s): T.
          Year 45 - Footnote(s): W.               Year 42 - Footnote(s): T.




EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION:
---------------------------------------------------

T BASED ON THE ASSUMPTIONS OF THIS ILLUSTRATION, THE POLICY TERMINATES WITHOUT VALUE. ADVERSE TAX CONSEQUENCES COULD OCCUR IF A POLICY WITH LOANS IS SURRENDERED OR PERMITTED TO TERMINATE.
W THE POLICY HAS GONE INTO CORRIDOR. PREMIUMS IN EXCESS OF THE NO LAPSE GUARANTEE PREMIUM MAY BE RESTRICTED WITHOUT EVIDENCE OF INSURABILITY. WITHDRAWALS MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT IN EXCESS OF THE WITHDRAWAL AMOUNT.


A POLICY MAY  TERMINATE  DUE TO  INSUFFICIENT  PREMIUMS  AND/OR POOR  INVESTMENT
PERFORMANCE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE A POLICY TO LAPSE DUE TO INSUFFICIENT CASH SURRENDER VALUE

NOTES FOR HISTORICAL PERFORMANCE REPORTS:
-----------------------------------------

THE ILLUSTRATED VALUES ARE BASED ON THE NET RATES OF RETURN FOR CERTAIN FUND(S) FOR ANNUAL PERIODS COMMENCING ON THE LAST BUSINESS DAY OF THE YEAR AND ENDING ON THE LAST BUSINESS DAY OF THE NEXT YEAR. THESE HISTORICAL RATES OF RETURN ARE NO GUARANTEE OF FUTURE RESULTS ALTHOUGH IL PROTECTOR WAS NOT AVAILABLE UNTIL 1996, THE NET CASH SURRENDER VALUE ON THIS REPORT HAS BEEN ADJUSTED TO REFLECT THE CURRENT CHARGES AND DEDUCTIONS UNDER IL PROTECTOR AND SEPARATE ACCOUNT FP AS DESCRIBED ON PAGE 6 OF THIS ILLUSTRATION.

THE IRR (INTERNAL RATE OF RETURN) ON THE NET DEATH BENEFIT AND NET CASH SURRENDER VALUE IS THE RATE AT WHICH THE ANNUALIZED ILLUSTRATED OUTLAYS UP TO THAT YEAR MUST BE COMPOUNDED EACH AND EVERY YEAR TO GENERATE THE INDICATED NET DEATH BENEFIT OR NET CASH SURRENDER VALUE. ANNUALIZED ILLUSTRATED OUTLAYS CONSIST OF PREMIUMS PLUS LOAN REPAYMENTS, MINUS PARTIAL WITHDRAWALS, LOANS AND GUIDELINE PREMIUM FORCEOUTS.

HISTORICAL PERFORMANCE REPORTS ARE AVAILABLE FOR CERTAIN FUNDS WITH FIVE OR MORE YEARS OF EXPERIENCE. FOR ADDITIONAL INFORMATION REGARDING HISTORICAL PERFORMANCE PLEASE REFER TO THE PROSPECTUS AND THE TRUST PROSPECTUS, WHICH IS ATTACHED THERETO.


IL Protector is issued by The Equitable Life Assurance Society of the United States (Equitable) and is distributed by AXA Advisors, LLC, New York, NY,10104,
(212) 314-4600. The Equitable Life Assurance Society of the United States (Equitable), is an indirect subsidiary of AXA Financial, Inc. AXA Financial, Inc. is a subsidiary of AXA, an insurance holding company. Neither AXA nor AXA Financial, Inc. has responsibility for the insurance obligations of Equitable. IL Protector is a Service Mark of The Equitable Life Assurance Society of the United States (Equitable). IL Protector is policy form 96-400 in most jurisdictions.




DELIVERY IN PA  MINIMUM INITIAL PREMIUM:   $247.00    INITIAL GUIDELINE SINGLE:         $28,433.60
RESIDENT OF PA  PLANNED ANNUAL PREMIUM:   $2,000.00   INITIAL GUIDELINE ANNUAL:          $2,506.32
                TARGET PREMIUM:           $1,360.50   INITIAL 7-PAY PREMIUM:             $6,663.00
                                                      INITIAL NO LAPSE GUARANTEE PREM.:  $1,360.50


EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 10 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01

                                                                IL PROTECTOR(SM)
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


[GRAPHIC OMITTED]
[GRAPHIC OMITTED][GRAPHIC OMITTED]


                            IMPORTANT CONFIRMATIONS
                            Prepared for: SEC Sample

                                             POLICY # (if known):
                                                                 ---------------

I understand that Equitable is relying on me to confirm the following information. I have initialed all that apply:

  --
 |  |
  --   I intend to replace (lapse,  exchange,  change,  surrender,  withdraw or borrow from) an existing insurance policy or annuity contract in connection with purchasing this policy. I have provided information about the existing policy or annuity contract on the application as required.

  --
 |  |
  --   I do not intend to replace (lapse, exchange, change, surrender,  withdraw or borrow from) an existing insurance policy or annuity contract in connection with purchasing this policy.

  --
 |  |
  -- I have received a copy of all 12 pages of this illustration. I have reviewed the illustration and understand its purpose is to help me understand how the policy works. I understand that actual policy values will probably be different than shown. I understand that this illustration is not part of the insurance contract.

  --
 |  |
  -- I understand that any non-guaranteed elements illustrated are subject to change and could be either higher or lower. The agent has told me they are not guaranteed. I also understand that guaranteed values may be affected by loans or withdrawals or other policy changes I may make.

  --
 |  |
  -- This illustration does not fully conform to the policy for which I am applying. For example, I may be applying for a different face amount, premium mode or amount, or optional benefits. These and any other changes will impact the values illustrated. I will receive a conforming illustration at or prior to the time of any policy delivery. I will carefully review that illustration upon receipt.


------------------------------  ---------------------------  ------------------
  Signature of Applicant        Joint Applicant (if any)     Date


------------------------------                               ------------------
Signature of Policyowner                                     Date

  --
 |  |
  -- I certify that this illustration has been presented to the applicant and that I have explained that any non-guaranteed elements illustrated are subject to change. I have made no statements that are inconsistent with the illustration.

  --
 |  |
  --   I certify that I did not present an illustration conforming to the policy for which the applicant has applied. I have explained that any non-guaranteed elements illustrated here are subject to change.


----------------------------   --------------   ----------------   ------------
Signature of Associate         Agency           Associate Code     Date

J. O. Associate                               ASSOCIATE Phone No.:  111-222-3333
1234 Anystreet, Suite B
New York, NY 10101



    PLEASE REFER TO THE PROSPECTUS FOR A COMPLETE LISTING OF PREMIUM EXPENSE CHARGES, MONTHLY ADMINISTRATION CHARGES, POLICY FEES. AND SURRENDER CHARGES


DELIVERY IN PA  MINIMUM INITIAL PREMIUM:   $247.00    INITIAL GUIDELINE SINGLE:         $28,433.60
RESIDENT OF PA  PLANNED ANNUAL PREMIUM:   $2,000.00   INITIAL GUIDELINE ANNUAL:          $2,506.32
                TARGET PREMIUM:           $1,360.50   INITIAL 7-PAY PREMIUM:             $6,663.00
                                                      INITIAL NO LAPSE GUARANTEE PREM.:  $1,360.50


EV-96-36a (8/96)
Male Non-Tobacco User Preferred Age 40
Riders:
Prepared on April 09 2001
Page 10 of 12

                                      The Equitable Life Assurance Society of the United States
                                     1290 Ave. of the Americas, New York, NY 10104 (212)554-1234
                                         THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

                                                                                                        Prepared by: J. Q. Associate
                                                                                                      Initial Face Amount = $150,000
                                                                                           Initial Death Benefit Option is A (Level)
                                                                                                                       Form # VM-440
                                                                                                          GIA:5.50 DCl-7.2a-03-16-01